INFORMATION STATEMENT
                     REGARDING ANNUAL MEETING OF THE
                     SHAREHOLDERS OF TVI CORPORATION
                         TO BE HELD JULY 26, 1997


This statement is furnished in connection with matters to be voted at the annual meeting of shareholders of TVI Corporation (the Company) to be held at 10:00 a.m. EST on Saturday July 26, 1997 at the Company's offices at 10209 Bacon Drive, Beltsville, Maryland 20705, and at any or all adjournments thereof with respect to the matters referred to in the accompanying notice.

                                  NOTICE

MANAGEMENT DOES SOLICIT YOUR PROXY IF YOU DO NOT PLAN TO ATTEND THE MEETING. A PROXY FOR THIS PURPOSE IS ENCLOSED. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING.

                    VOTING SECURITIES AND RECORD DATE

The common stock is the only outstanding class of voting securities. Holders of record at the close of business on June 27, 1997 are entitled to notice of the meeting and to vote at the meeting or an adjournment thereof. At the close of business on June 27, 1997, there were 21,767,981 shares of common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote at the meeting.

                    QUORUM AND PRINCIPAL SHAREHOLDERS

The presence, in person or by proxy, of the holders of a majority of the total of the outstanding voting shares is necessary to constitute a quorum at the annual meeting. Approval of the proposals to be presented at the annual meeting will require the affirmative vote of the holders of a majority of the shares present at the meeting.

The following table sets forth, as of June 27, 1997, the number of shares of the Company's voting securities owned to the knowledge of the Company, by each beneficial owner of more than 5% of such voting security, by each officer and director (and nominee), and by all officers and directors of the Company as a group. The percentages have been calculated by combining the common stock and liquidating preferred stock and by treating as outstanding for purposes of calculating the percentage ownership of a particular person, all shares of the Company's stock outstanding as of such date and all such shares issuable to such person in the event of the exercise of the person's options or warrants, if any, exercisable at such date or within 60 days thereafter.

OFFICERS, DIRECTORS AND NOMINEES:
Name and Address        Amount of                Percentage of
of Beneficial Owner     Beneficial Ownership     Voting Securities
Allen E. Bender          1,205,750    (1)         5.5%
2411 Pimpernel Drive
Waldorf, MD 20603

Rudy J. Diaz             205,300                  .9%
9725 Summer Oaks Dr.
Roswell, GA 30076

Mark N. Hammond          185,000      (2)         .8%
2303 Alstead Lane
Bowie, MD 20716

Charles L. Sample        425,000      (3)         1.9%
11615 Bonaventure Dr.
Upper Marlboro, MD 20772

Jeffrey L. Squires       380,000      (4)         1.7%
5745 Sherier Place, N.W.
Washington, D.C. 20016

All Officers and         2,401,050    (5)         11.0%
Directors as a group

Notes:

(1)  Includes options for 1,000,000 shares
(2)  Includes options for 75,000 shares
(3)  Includes options for 375,000 shares
(4)  Includes options for 275,000 shares
(5)  Includes options for 1,725,000 shares

                         MATTERS TO BE ACTED UPON

                          ELECTION OF DIRECTORS

Five directors are to be elected at the annual meeting and those persons elected will hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. The bylaws provide that the board of directors shall consist of no more than ten members, with the actual number to be established by resolution of the board of directors. The current board of directors has by resolution established the number of directors at five. Current management has nominated the present four directors for reelection to the board, as described below; and is expecting that there may be nominations to fill the fifth position at the shareholders meeting.

Any vacancy that occurs during the year may be filled by a majority vote of the board of directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the next annual meeting. There has been a vacancy on the board for part of the year 1996, which the current directors have elected not to fill, pending this forthcoming election. There is no reason to believe that any nominees will be unable to serve if elected, and to the knowledge of management all nominees intend to serve the entire term for which election is sought. The Company envisions the possibility that one or more candidates for the vacant board seat may seek election at the meeting.

Management has nominated and recommends the election of the following slate to the TVI Board of Directors:

Nominees
Position with Company            Age          Director Since
Rudy J. Diaz                     46           6/24/95
Director

Mark N. Hammond                  37           7/20/96
Director

Charles L. Sample                50           3/22/95
Director
and Vice President

Jeffrey L. Squires               51           4/4/95
Director and Chief
Corporate Counsel

RUDY J. DIAZ
Mr. Diaz is a professional marketeer. He has held marketing and management positions, primarily in the Information Technology Industry. He has a BS in Marketing from Southern Illinois University.

MARK N. HAMMOND
Mr. Hammond is currently the Chief Financial Officer of the National Soft Drink Association. He has previously held various financial management positions with the Association. He is a Certified Public Accountant and has seven years public accounting experience. He has a BS in Accounting and is a member of several professional accountant associations.

CHARLES  L. SAMPLE
Mr. Sample is currently serving as Vice President and a Director of TVI Corporation. He has varied business experience in both technical and managerial positions. Significant previous experience includes performance as the CEO of an environmental remediation firm and director of operations for a government building contractor. He has extensive experience in government contracting. He is a private investor and co-owner of a private investment firm. He has a BS from the University of Maryland and specialized education in environmental engineering.

JEFFREY L. SQUIRES
Mr. Squires is currently serving as a Director of TVI Corporation and is its Corporate Counsel. He is a practicing attorney in the Washington, D.C. metropolitan area. His areas of expertise include general corporate law, business litigation, and intellectual property.

            REMUNERATION AND OTHER COMPENSATION OF MANAGEMENT

Presently the only management employees receiving salaries are the president, Allen Bender, and the vice president, Charles Sample. The president's salary is currently set at $60,000. The vice president's salary is currently set at $36,000. During the year 1996, those salaries were set at $48,000 and $36,000, respectively.

                          ELECTION OF AN AUDITOR

At the May 2, 1997 quarterly board meeting, the board agreed to retain Daniel Gilliland, C.P.A., to prepare an audit for fiscal year 1996, subject to the approval of shareholders. Accordingly, the shareholders will be asked to vote on the retention of Mr. Gilliland to prepare an audit for the year 1996, which audit is to comply with all SEC requirements, and will enable the Company to resume reporting to the SEC in compliance with all applicable law and regulations.

                APPROVAL OF RESOLUTION CONCERNING REVERSE
                       SPLIT OF THE COMPANY'S STOCK

At the May 2, 1997 board meeting, the board adopted a resolution to reverse split the Company's stock, 1 for 10. The board believed that such a reverse split of the Company's stock would serve two important purposes:

1. Most importantly, the Company has presently authorized 25,000,000 shares of stock, and the total issued and outstanding shares, and options for the purchase of shares, is approaching that total, with the consequence that, unless the stock is reverse split, the Company has no stock it could utilize to accomplish important purposes, which could include entering into acquisitions or transactions with other companies, and to further reward and incentivize key personnel;

2. The price range at which the Company stock now trades, which has recently been between $.03 and $.05 per share, is so small as to diminish credibility the stock could have in trading markets.

The proposed reverse split would have no substantive effect on the rights of present shareholders and option holders. It would not diminish their respective ownership interests in the Company, nor affect their entitlement as shareholders or option holders. It would reduce the total number of shares outstanding by a factor of 10, but with a proportionate increase in the per-value share of stock (subject to any market impact the split might have on the psychology of investors). The Company cannot provide any
assurance to the shareholders as to how the market   which is very thinly
traded   for TVI stock will be affected by the reverse split.  But the board believes strongly that, if the Company is to survive and have any future, the long run interests of shareholders will be best served by taking this action.

           APPROVAL OF RESOLUTION CONCERNING REPRICING OF STOCK
             OPTIONS PREVIOUSLY AWARDED TO DIRECTORS AND KEY
                         EMPLOYEES OF THE COMPANY

At a special meeting held by telephone on May 28, 1997, the board adopted a resolution to set a new exercise price for options that had been awarded to board members and certain key employees subsequent to April 11, 1995, the date on which new control and management took responsibility for the affairs of the Company from Mr. Molovinsky. The effect of the resolution is to reprice the exercise price for all applicable stock options to the price at which the last trade of the Company's stock occurred as of the close of business on June 27, 1997. Subsequent to the adoption of the resolution, that exercise price has been established as being $.05 (5 cents) per share.

The board believes that the repricing of these stock options is fair, reasonable, and necessary to properly reward the recipients of those options, board members and key employees, for their efforts and sacrifices during the past two years, and to serve as a necessary incentive for their continued efforts. The exercise price of the options, as previously established, vary between five cents and 14 cents per share. The price of the Company's stock subsequently had fallen below the lowest level of the previously-established option exercise prices. The board is convinced that the fall of the stock price reflects a general settling, approaching what might be a reasonable value for the stock, as a result of the fraud and manipulation that occurred prior to the assertion of control by the new board and management in the spring of 1995.

The Company at that time was beset by severe problems on all fronts. The price of the Company's stock at that time was still settling downward as shareholders and prospective investors were still not fully aware of the level of fraud and mismanagement that had taken place during Mr. Molovinsky's tenure, and the true value of the Company. The price of the Company's stock
in 1995 and throughout 1996   as low as it may have been perceived by
shareholders who had purchased their shares at a higher price   probably still
exceeded any realistic fair market value for the Company. The survival of the Company is still very much at issue, although new management has, without the benefit of any available financial support other than themselves, slowly hammered away at many pressing problems. Their success is reflected in the Company's emergence from bankruptcy; its ability to pay the entire obligation owed to the IRS and to continuing paying down its bank debt, and the creation of some confidence on the part of some suppliers, and the maintenance and in some cases improvement of some customer relationships. At the same time, again without the availability of any capital or outside financial support, the Company has developed new products which, it hopes, will enable the Company to survive and ultimately arrive at profitability.

Finally, without the incentive of stock options that are realistically priced to offer some benefit, the Company fears that its key officers and employees, and the board that provides substantial time and attention, will not further continue their relationships with the Company in any capacity.

                              OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the annual shareholders' meeting. However, in the event that other matters properly come before the shareholders, they will be acted upon accordingly.

                          STOCKHOLDER PROPOSALS

No formal proposals have been presented by stockholders to the Board at the time of preparation of this Information Statement.

MANAGEMENT DOES SOLICIT YOUR PROXY IF YOU DO NOT PLAN TO ATTEND THE MEETING. A PROXY FOR THIS PURPOSE IS ENCLOSED. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING.

                       NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS OF TVI CORPORATION
                       TO BE HELD ON JULY 26, 1997

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of TVI Corporation ("the Company") will be held at 10:00 a.m. (EST) on Saturday, July 26, 1997 at the Company's offices located at 10209 Bacon Drive, Beltsville, Maryland 20705. The shareholders will consider and act upon the following matters:

    1. to elect four (4) directors to serve until the next annual meeting and until their successors have been elected and qualified.

    2. to elect Daniel G. Gilliland, C.P.A., to serve as auditor of the Company's financial statements for the fiscal year 1996, ending December 31, 1996.

    3. to approve a resolution of the board of directors for a 1 for 10 reverse split of the Company's stock.

    4. to approve a resolution of the Board of Directors concerning the repricing of past awards of stock options to directors and key employees of the company.

Only shareholders of record on the books of the Company at the close of business on June 27, 1997 will be entitled to notice and to vote at the meeting or any adjournment thereof.

                                  By Order of the Board of Directors

                                  /s/ Charles L. Sample
                                  ____________________________________
                                  Charles L. Sample
                                  for the Board



                                IMPORTANT

MANAGEMENT IS SOLICITING YOUR PROXY IF YOU DO NOT PLAN TO ATTEND THE MEETING. A PROXY FOR THIS PURPOSE IS ENCLOSED. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING.

                             PROXY

                  THIS PROXY IS SOLICITED BY MANAGEMENT

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder in TVI Corporation, does hereby constitute and appoint Allen E. Bender OR Charles L. Sample, the true and lawful substitute, attorney-in-fact and proxy, with full power of substitution and revocation, of the undersigned, for, and in the name, place and stead of, the undersigned, to vote, according to the number of votes which the undersigned would then be entitled to cast as reflected on the books of the corporation, and with all the powers which the undersigned would be entitled to exercise, if personally present, at the meeting of the shareholders, to be held on July 26, 1997, or at any adjournment of such meeting, upon any matter coming before such meeting or adjournment, and does hereby revoke all proxies heretofore given by the undersigned as a shareholder in said corporation. This proxy is irrevocable.

WITH REGARD specifically to the election of a Board of Directors, the proxies appointed above are hereby directed and authorized to vote as follows on the matters to come before the Shareholders Meeting:

For      Against
                   1.  ELECTION OF DIRECTORS:

___      ___       Rudy J. Diaz

___      ___       Mark N. Hammond

___      ___       Charles L. Sample

___      ___       Jeffrey L. Squires


________________________________  ___________________________________
Signature of Shareholder               Printed Name of Shareholder

______________________            _____________________
Number of Shares Owned            Date Signed